U.S. GLOBAL INVESTORS FUNDS

All American Equity Fund

SUPPLEMENT DATED FEBRUARY 7, 2011

TO THE SUMMARY PROSPECTUS AND PROSPECTUS DATED MAY 1, 2010

Effective February 7, 2011, Mr. Romeo Dator will no longer serve as a member of the All American Equity Fund’s portfolio management team. All information concerning Mr. Dator in the Fund Management section of the summary prospectus (page 2) and prospectus (page 3, and page 70) is deleted.